SUPPLEMENT TO THE FIDELITY MUNICIPAL INCOME FUND
FEBRUARY 28, 1997 PROSPECTUS
Effective January 31, 1998, the following information replaces similar information found in the "FMR and Its Affiliates" section on page 9.
   George Fischer is Vice President and manager of Spartan Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analyst and manager.
Effective the close of business on October 23, 1997, the fund's name changed to Spartan Municipal Income Fund.
Effective October 24, 1997, the following information replaces similar information found in "Expenses" on page 5:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 25, for an explanation of how and when these charges apply.
Sales charge on purchases               None
and reinvested distributions

Deferred sales charge on redemptions    None

Annual account maintenance fee          $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page
15).
The following figures are based on historical expenses, adjusted to reflect current fees, of the fund and are calculated as a percentage of average net assets of the fund.
Management fee (after reimbursement)   0.37%

12b-1 fee                              None

Other expenses                         0.16%

Total fund operating expenses          0.53%
(after reimbursement)

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year     $5

3 years    $17

5 years    $30

10 years   $66

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. Effective April 1, 1997, FMR voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.55%. Effective October 24, 1997, FMR has agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of average net assets per year through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses.) After December 31, 1999, the fund's total operating expenses could increase. If these agreements were not in effect, the management fee and total fund operating expenses would be 0.39% and 0.55%, respectively.
The following changes became effective April 1, 1997:
The minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
The minimum check amount has been increased to $1,000.
References to the minimums throughout the prospectus are changed to the above minimums.